REEVES, EVANS, MCBRIDE, & ZHANG, LLP
accountants and consultants

2285 Renaissance Drive
Las Vegas, Nevada 89119

February 1, 2008

Cc: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

I have read Item 4.01 included in the Form 8-K dated February 1, 2008 of Strategic Gaming Investment, Inc. being filed with the Securities and Exchange Commission and I am in agreement with the statements contained therein.

Very truly yours,

Reeves, Evans, McBride, Zhang & LLP

By:____________________
Phillip Zhang, CPA, CFE

Tel: (702) 597-0010
Fax: (702) 597-2767

www.remzcpa.com